PAPP SMALL & MID-CAP GROWTH FUND, INC.
                        SCHEDULE OF PORTFOLIO INVESTMENTS
                                 MARCH 31, 1999

                                                             Number      Market
                 Common Stocks                             of Shares      Value
----------------------------------------------             ---------    --------
Financial Services (17.5%)
  Bisys Group *
    (Provider of administration and
    information services to the financial
    services industry)                                        2,400   $  135,000
  Federated Investors
    (Major U.S. investment management company)                7,900      143,681
  T. Rowe Price Associates, Inc.
    (Provides investment advisory and
    administration services to their
    family of no-load funds)                                  5,000      171,875
  U.S. Trust Corporation
    (Provider of investment management,
    private banking, and fiduciary services)                  1,400      103,862
                                                                      ----------
                                                                         554,418
                                                                      ----------
Medical Products (11.8%)
  Biomet, Inc.
    (Developer and manufacturer of surgical
    and medical devices)                                      3,600      150,975
  Del Global Technologies
    (Designs, manufactures and markets
    medical imaging and diagnostic systems)                  14,000      120,750
  Stryker Corp.
    (Developer and manufacturer of surgical
    and medical devices)                                      2,000      100,875
                                                                      ----------
                                                                         372,600
                                                                      ----------
Industrial Services (11.6%)
  Cambridge Technology Partners, Inc.*
    (International professional
    services business)                                        6,200       86,025
  Expeditors International of Washington, Inc.
    (International air freight forwarding)                    1,200       64,800
  G & K Services, Inc. Class A
    (Uniform rental service)                                  2,800      129,325
  Market Facts, Inc.*
    (Provider of marketing research services)                 4,000       88,000
                                                                      ----------
                                                                         368,150
                                                                      ----------
Specialty Retailing (10.4%)
  Dollar General Corporation
    (Operates self-service discount stores)                   5,300      180,200
  Office Depot*
    (Office supply retailer and direct
    marketer of office products)                              4,000      147,250
                                                                      ----------
                                                                         327,450
                                                                      ----------
Health Care Services (9.9%)
  Covance, Inc.*
    (Leading contract research organization
    to pharmaceutical industry)                               5,000      125,313
  Techne Corp.*
    (Leading producer of raw materials for
    biotechnology industry)                                   6,500      187,688
                                                                      ----------
                                                                         313,001
                                                                      ----------
Electrical Equipment (8.7%)
  American Power Conversion Corporation*
    (Leading producer of uninterruptible
    power supply products)                                    5,000      135,000
  Molex, Inc.

    (Supplier of electrical, electronic,
    and fiber optic interconnection products
    and systems)                                              5,400      139,725
                                                                      ----------
                                                                         274,725
                                                                      ----------
*Non-income producing security

                    PAPP SMALL & MID-CAP GROWTH FUND, INC.
                      SCHEDULE OF PORTFOLIO INVESTMENTS
                                MARCH 31, 1999

                                                             Number      Market
         Common Stocks (continued)                         of Shares      Value
----------------------------------------------             ---------    --------
Software (7.9%)
  BMC Software, Inc.*
    (Develops, markets, and supports
    data and application management software)                 2,500    $  92,656
  SunGard Data Systems, Inc.*
    (Develops, markets and supports
    application software for proprietary
    investment support systems)                               3,900      156,000
                                                                      ----------
                                                                         248,656
                                                                      ----------
Consumer Services (7.1%)
  Forrester Research*
    (Leading provider of strategic
    technology research)                                      1,500       45,563
  Steiner Leisure Ltd.*
    (Provider of spa services, beauty
    salons, and health clubs on
    cruise ships)                                             5,800      178,350
                                                                      ----------
                                                                         223,913
                                                                      ----------
Broadcasting (5.2%)
  Metro Networks, Inc.*
    (Provides traffic reporting services,
    local news and weather video
    news to television and radio outlets)                     3,000      165,000
                                                                      ----------

Computer Equipment (2.3%)
  National Instruments Corp.*
    (Supplier of computer based
    instrumentation products)                                 2,500       71,250
                                                                      ----------

Telecommunications (4.0%)
  Plantronics, Inc.*
    (Manufactures lightweight
    telephone headsets)                                       2,000      125,125
                                                                      ----------

Personal Care/Cosmetics (3.2%)
  Helen of Troy Ltd.*
    (Designs, develops, and markets
    personal care accessories)                                7,700       99,618
                                                                      ----------

Total Common Stocks - 99.4%                                            3,143,906
Cash and Other Assets, Less Liabilities - 0.6%                            17,580
                                                                      ----------


Net Assets - 100%                                                     $3,161,486
                                                                      ==========

Net Asset Value Per Share
(Based on 211,146 shares outstanding
  at March 31, 1999)                                                  $    14.97
                                                                      ==========

* Non-income producing security.